SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 31, 2003
                                                 _________________

                            New World Pasta Company
                 _____________________________________________
                (Exact Name of Registrant Specified in Charter)


         Delaware                    333-76763                 52-2006441
     _____________________________________________________________________
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)

     85 Shannon Road,  Harrisburg, Pennsylvania                      17112
     _____________________________________________________________________
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code  (717) 526-2200
                                                    ______________




ITEM 5.  OTHER EVENTS.

         On December 31, 2003, New World Pasta Company issued a press release announcing an extension to its existing credit agreement. A copy of the press release, which is incorporated herein by reference, is attached as an exhibit.





ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits.

99       Press Release issued by New World Pasta Company on December 31, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEW WORLD PASTA COMPANY


Date:  December 31, 2003            By:       /s/ Cary A. Metz
                                              _______________________________
                                    Name:     Cary A. Metz
                                    Title:    Vice President, General Counsel
                                              and Corporate Secretary

                                 EXHIBIT INDEX

Number            Description of Exhibit

99 Press Release issued by New World Pasta Company on December 31, 2003




                                                                   EXHIBIT 99

NEW WORLD PASTA COMPANY
85 SHANNON ROAD
HARRISBURG, PA  17112

                                                     CONTACT: Cary A. Metz
                                                              (717) 526-2200



    NEW WORLD PASTA COMPANY ANNOUNCES EXTENSION TO EXISTING CREDIT AGREEMENT


         HARRISBURG, PA - DECEMBER 31, 2003 -- New World Pasta Company announced today that a majority of the lenders under its senior secured credit facility have approved an extension and amendment to the Company's existing amended credit agreement which permits New World Pasta to file its Annual Report for the fiscal year ended December 31, 2002 by February 10, 2004, and to file its 2003 quarterly reports by April 1, 2004. Previously, the Company's amended credit agreement required the Company to file these reports by December 31, 2003.

         "We are appreciative of the continued support we have received from our bank group," stated Wynn Willard, New World Pasta's Chief Executive Officer. "We have made excellent progress towards finalizing our financial statements, and this timetable reflects that. We are also appreciative of the support we have received from all of our stakeholders, including our suppliers and customers, that allows us to continue our focus on improving and building our business and our brands."

         "We recognize that there is a great deal of interest in our Company as a result of the delayed filings of our financial statements, and the issues that our Company has faced throughout the past year or so," stated Ed Lyons, the Company's Senior Vice President and Chief Financial Officer. "We look forward to addressing these matters and issues over the next several months. We appreciate the patience that our lenders, customers, suppliers and others have shown over the past year, and we look forward to continuing our efforts to work closely with all of our stakeholders to improve our business and overcome the obstacles that we face. Going forward, we will endeavor to provide as much information as we reasonably can, when we can."

          New World Pasta Company is a leading marketer and supplier of dry pasta in the United States and Canada, with well-known brands such as RONZONI, CREAMETTE, SAN GIORGIO, AMERICAN BEAUTY, SKINNER and PRINCE. Headquartered in Harrisburg, Pennsylvania, New World Pasta Company has over 1,200 employees in the United States, Canada and Italy.

FORWARD LOOKING STATEMENTS
THIS PRESS RELEASE INCLUDES FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH REPRESENTS THE COMPANY'S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS THAT INVOLVE RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CURRENTLY ANTICIPATED. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THIS RELEASE ARE FORWARD LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS INCLUDE THE COMPLETION OF THE COMPANY'S FINANCIAL STATEMENTS, WHICH COULD UNCOVER ADJUSTMENTS IN PRESENTLY UNKNOWN AREAS, THE PREPARATION OF RESTATED HISTORICAL FINANCIAL STATEMENTS, IF NECESSARY, AS WELL AS THOSE FACTORS SET FORTH IN OUR PERIODIC REPORTS FILED WITH THE SEC. CONSEQUENTLY, ALL OF THE FORWARD LOOKING STATEMENTS MADE IN THIS PRESS RELEASE ARE QUALIFIED BY THESE AND OTHER FACTORS, RISKS AND UNCERTAINTIES.